UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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US GOLD CORPORATION
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+ SHAREHOLDERS OF US GOLD AND MINERA ANDES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND MANAGEMENT INFORMATION CIRCULAR, RESPECTIVELY, AS WELL AS ANY OTHER RELEVANT MATERIALS FILED UNDER US GOLD AND MINERA ANDES’ PROFILES ON EDGAR AND SEDAR, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ARRANGEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO. THE NEXT MID-TIER SILVER PRODUCER

Forward Looking Statements Certain statements contained herein and subsequent oral statement made by or on behalf of US Gold or Minera Andes may contain “forward looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and express, as at the date of this presentation, US Gold’s and Minera Andes’ estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward looking statements and information include, but are not limited to, the completion of a business combination between Minera Andes and US Gold (including the numerous approvals required in connection with such a business combination), risks related to business integration as a result of a successful business combination, risks related to achieving commercial production at any of US Gold’s projects or projected levels of production at projected costs, factors associated with fluctuations in the market price of precious metals, mining industry risks, risks associated with foreign operations, risks related to litigation including specifically but not limited to Minera Andes’ Los Azules property, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Most of these factors are beyond the Company’s ability to predict or control. Readers should not place undue reliance on forward-looking statements or information. Neither US Gold nor Minera Andes undertake any obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See (i) US Gold’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”; and, (ii) Minera Andes’ Annual Information Form as filed on SEDAR (www.sedar.com) and form 40F/A filed with the SEC, for the period ended December 31, 2010, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information. All forward looking statements and information made in this news release are qualified by this cautionary statement.

LAST DAY TO VOTE Jan 19, 2012 MEETING DATE Jan 19, 2012

Transaction Rationale Production Growth Positive Cash Flow Low Production Cost Country Diversification Major US Listing *See note 2

Goal: Qualify for S&P 2015 1. US Company 2. Public Float > 50% 3. Liquidity Threshold 4. Sector Representation 5. US Listing 6. Market Cap. > $5 B 7. 4 Qtrs Positive Earnings Requirements *See note 3

Gold Bar Project Gold - Development Los Azules Copper / Gold / Silver El Gallo Complex Silver / Gold - Development San José Mine Silver / Gold - Production Focused in the Americas

McEwen Mining Resource Estimates* NI 43-101 5.3 M oz 1.2 M oz 70 M oz 86.4 M oz Silver M&I Inferred Gold M&I Inferred Copper Indicated Inferred 2.2 B lbs 10.3 B lbs *See note 15

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San José Mine – Argentina 2012 Silver Production Estimate* (49%) 2.6 MM oz Silver Industry low cost (-$0.35 / Silver oz) Resource* (49%) M&I 22.8 MM oz Silver Inferred 17.5 MM oz Silver Close to Goldcorp’s Cerro Negro Project *See note 4

Well Positioned – Argentina McEwen Mining (49%) San José Mine * McEwen Mining (100%)* Goldcorp paid $3.6 Billion* *See note 5

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El Gallo Complex – Mexico 2 Phase Development* Resource update Q2 2012 - 125,000 m of drilling completed since last update Q4 2010 Feasibility & permit submittal Q3 2012 Production est. Q2 2014 5 MM oz Silver + 40,000 oz Gold / year Cash cost: $1-2 / Silver oz Capex: $165 Million *See note 7

El Gallo Complex – Mexico Phase 1* Construction underway - Capex estimate $15 Million Production Q2 2012 30,000 oz Gold / year Cash flow to help fund Phase 2 *See note 6

Mill (5,000 tpd) Heap Leach Dry Tailings Waste Material Silver Deposit (1:1 Strip Ratio) 14

1000 500 0 Silver – Million oz Gold – Thousand oz 60 50 40 30 20 10 0 Jan 2010 Jul 2010 Nov 2010 Silver Measured & Indicated Inferred Gold Measured & Indicated Inferred 125,000 m Drilled Since Last Update *See note 7

El Gallo Complex – Location of Veins* 500,000 acres *See note 8

17 *See note 8

El Gallo Complex – 2 New Discoveries Near Surface Potential 1.6 gpt Au, 81 gpt Ag / 19 m 1.1 gpt Au, 40 gpt Ag / 24 m 1.9 gpt Au, 67 gpt Ag / 20 m 1.2 gpt Au, 32 gpt Ag / 27 m 2.0 gpt Au, 44 gpt Ag / 15 m Near Surface Potential 2.1 gpt Au / 29 m 1.8 gpt Au / 19 m 3.2 gpt Au / 14 m 1.2 gpt Au / 20 m Depth Potential @ (45 – 90 m) 7.7 gpt Au, 2070 gpt Ag / 1 m 3.3 gpt Au, 531 gpt Ag / 1 m Mina Grande* San Dimas* *See note 9 New Release Highlights

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Cortez Trend - Nevada *See note 10

Gold Bar Project - Nevada Pre-feasibility Study (Nov 2011)* 50,000 oz Gold / year (Oxide) 8 Year mine life Capex $55 MM ($17 MM contingency) Cash cost projected $665 / oz Gold Permit submittal expected by March 2012 *See note 11

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Resources (tonnes) Cu (%) Au (gpt) Ag (gpt) Copper (B lbs) Gold (‘000 oz) Silver ( MM oz) Category Indicated Inferred 137 MM 900 MM 0.73 0.52 0.07 0.07 1.7 1.7 Los Azules – Argentina 2010 Resource Estimate NI 43-101 * 2.2 10.3 310 2,000 7.5 49.2 *See note 12

PEA Study (June 2010)* 100,000 TPD ore production LOM average 375 million lbs Cu/year Capex $2.9 Billion Cash Operating Cost $0.96/lb Payback in 3 years @ $3/lb 25 year Mine Life Los Azules – Argentina *See note 12

Los Azules Exploration* Expected to Start Q1 2012 *See note 13

2012 Exploration* Expected to Start Q1 2012 *See note 13

McEwen Mining First Majestic Silvercorp Hecla Coeur D’Alene Pan American Silver Standard $250 M $54 M $35 M $5 M $1 M $1 M $0 M CEO Ownership* Increased Focus *See note 15

Transaction Details Proposed Corporate Name: Exchange / Ticker: Share Exchange Ratio: Pro-forma Market Cap*: Pro-forma Shares Outstanding: Pro-forma Rob McEwen Ownership: Pro-forma Balance Sheet: Shareholder Vote: McEwen Mining Inc. NYSE & TSX / Ticker MUX 1:0.45 Minera to US Gold US $1 Billion 267.1 Million 25% ($250 Million) US $85 Million – No Bank Debt January 19, 2012 *As of Jan 10, 2012

Contact Information Jenya Meshcheryakova Investor Relations T: 1.866.441.0690 E: info@usgold.com / info@minandes.com 181 Bay Street Bay Wellington Tower Suite 4750 P.O. Box 792 Toronto, ON M5J 2T3

CAUTIONARY NOTE TO U.S. INVESTORS - INFORMATION CONCERNING PREPARATION OF RESOURCE AND RESERVE ESTIMATES US Gold and Minera Andes are required to prepare reports under the Canadian Securities Administrators’ National Instrument 43-101 “Standards of Disclosure for Mineral Projects” (“NI 43-101”) under the Canadian securities laws because shares of US Gold and Minera Andes are listed on the TSX and subject to Canadian securities laws. These standards are different from the standards generally permitted in reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” used herein are Canadian mining terms defined in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum (the “CIM”) in the CIM Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as the same may be amended from time to time by the CIM. These definitions differ from the definitions of those terms in Industry Guide 7 (“Guide 7”) promulgated by the SEC. Under U.S. standards, mineralization may not be classified as a “reserve” unless a determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Under Guide 7 standards, a “Final” or “Bankable” feasibility study is required to report reserves, the three-year historical average precious metals prices are used in any reserve or cash flow analysis to designate reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. One consequence of these differences is that “reserves” calculated in accordance with Canadian standards may not be “reserves” under the Guide 7 standards. U.S. investors should be aware that US Gold’s properties and certain properties of Minera Andes do not have “reserves” as defined by Guide 7 and are cautioned not to assume that any part or all of the disclosed mineralized material will ever be confirmed or converted into Guide 7 compliant “reserves”. Under NI 43-101, US Gold and Minera Andes each report measured, indicated and inferred resources, which are measurements that are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. It cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, U.S. investors are also cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.

Canadian regulations permit the disclosure of resources in terms of “contained ounces” provided that the tonnes and grade for each resource are also disclosed; however, the SEC only permits issuers to report “mineralized material” in tonnage and average grade without reference to contained ounces. Under U.S. regulations, the tonnage and average grade described herein would be characterized as mineralized material. US Gold provides such disclosure about its exploration properties herein and in the documents it has incorporated by reference into its Definitive Proxy Statement, filed with the SEC on December 13, 2011, and about Minera Andes mineral properties in the section entitled “Information About Minera Andes” of US Gold’s Definitive Proxy Statement filed with the SEC on December 13, 2011, to allow a means of comparing our projects to those of other companies in the mining industry, many of which are Canadian and report pursuant to NI 43-101, and to comply with applicable disclosure requirements. It is also noted that drilling results are not indicative of mineralized material in other areas where US Gold or Minera Andes have mining interests. Furthermore, mineralized material identified on US Gold’s or Minera Andes’ properties does not and may never have demonstrated economic or legal viability.

Notes Note 1: US Gold Proxy Statement dated December 13, 2011, page 70-71. Note 2: US Gold’s news release titled “Rob McEwen Proposes Merger of US Gold and Minera Andes: Creating a High Growth, Low-Cost, Mid-Tier Silver Producer Focused in the Americas” dated June 14, 2011. Note 3: US Gold Euro Pacific Capital Conference presentation June 09, 2011. Note 4: Production figures are based on San José 2011 operating data. San José Mine data was derived from the report “Minera Andes Inc. Annual Information Form” for the fiscal year ended December 31, 2010 released by Minera Andes Inc. on March 28, 2011 with an effective date of December 31, 2010, and resource estimates were prepared by James L. Pearson P.Eng., Alfred Hayden and Fred Brown and Eugene Puritch. Each of the foregoing are considered to be independent of Minera Andes and Qualified Persons as defined by NI 43-101. For further information about the San José mine see the “Technical Report on the San José Silver-Gold Mine, Santa Cruz, Argentina” prepared by Eugene J. Puritch, Alfred S. Hayden, James L. Pearson, Fred H. Brown, Tracy Armstrong, David Burga and Kirstine R. Malloch, dated December 16, 2010. (Collectively the “San José Information”). Note 5: Minera Andes AGM presentation July 11, 2011. Note 6: El Gallo information was derived from the US Gold news release titled “US Gold to Begin Phase 1 Development at El Gallo Project in Mexico” dated August 31, 2011. Note 7: El Gallo Complex (El Gallo, Magistral and Palmarito) information was derived from the report “Preliminary Economic Assessment for the El Gallo District, Sinaloa State, Mexico” with an effective date of February 11, 2011 prepared by Richard Addison, Paul A. Gates, Aaron M. McMahon (the “El Gallo Report”). Each of the El Gallo Report authors is independent of US Gold Corporation and a Qualified Person as defined by NI 43-101. El Gallo cash cost was calculated based on net of gold by-product credit from phase 1 and 2 ($1,600 gold and $30 silver). Note 8: US Gold’s news release titled “El Gallo Complex Regional Drill Results Gearing Up for the Next Phase of Growth in Mexico” dated December 13, 2011.

Note 9: San Dimas project information was derived from US Gold’s news release titled “New Gold-Silver Discovery at the El Gallo Complex” released October 27, 2011. Mina Grande project information was derived from US Gold’s news release titled “El Gallo Complex Regional Drill Results Gearing Up for the Next Phase of Growth in Mexico” dated December 13, 2011. Note 10: US Gold AGM presentation June 14, 2010. Note 11: Gold Bar project information was derived from the news release titled “US Gold Announces Positive Preliminary Feasibility Study for Gold Bar Project, Nevada” reviewed and approved by J. B. Pennington. Mr. Pennington is independent of US Gold Corporation and a Qualified Person as defined by NI 43-101. The report titled “NI 43-101 Preliminary Feasibility Study of US Gold Corporation’s Gold Bar Project” with an effective date of November 28, 2011 (the “Gold Bar Report”). This report will be available on SEDAR (www.sedar.com) within 180 days of the foregoing news release. Note 12: Los Azules resources information was derived from the report “Canadian National Instrument 43-101 Technical Report Updated Preliminary Assessment, Los Azules Project, San Juan Province, Argentina" with an effective date of December 1, 2010 prepared by Kathleen Altman, Robert Sim, Bruce Davis, Richard Jemielita, William Rose, and Scott Elfen (the "Los Azules Report"). Each of the Los Azules Report authors is independent of Minera Andes Inc. and a Qualified Person as defined by NI 43-101. Note 13: Los Azules project information was derived from the Minera Andes news release titled “Minera Andes Reports Drill Results and Development Update for the Los Azules Copper Project” dated June 27, 2011.

Note 14: Combined resources calculated using the following. San Jose Mine (49%) (MAI) (1) Tonnes (MM*)  (100%) Ag Grade  (g/t) Au Grade  (g/t) Ag (MMoz*)  (100%) Au (MMoz*)(100%) Proven 0.7 511 7.26 10.6 0.14 Probable 0.75 394 5.45 8.6 0.12 Measured (inclusive of P+P) 1 570 8.1 16.6 0.23 Indicated (inclusive of P+P) 2 426 6.14 24.8 0.35 Inferred 2.9 373 5.96 31.5 0.5 El Gallo (UXG) (2) Tonnes (MM*)  (100%) Ag Grade  (g/t) Au Grade  (g/t) Ag (MMoz*)  (100%) Au (MMoz*)(100%) Measured 7 87 0.08 19.5 0.015 Indicated 5.6 64 0.06 11.7 0.009 Inferred 10 52 0.04 16.7 0.01 Palmarito (UXG) (2) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag(MMoz*) (100%) Au(MMoz*)(100%) Measured 2.6 72 0.14 6.12 0.011 Indicated 1.1 68 0.13 2.4 0.004 Inferred 1.6 58 0.1 2.9 0.005 Magistral (UXG) (2) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag(MMoz*) (100%) Au(MMoz*)(100%) Measured 7 1.7 0.35 Indicated 3.4 1.3 0.15 Inferred 0.2 1 0.01 Gold Bar (UXG) (3) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag(MMoz*) (100%) Au(MMoz*)(100%) Measured 0.7 1.19 0.03 Indicated 18.8 0.94 0.57 Inferred 7 0.94 0.21 Tonkin (UXG) (4) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag(MMoz*) (100%) Au(MMoz*)(100%) Measured 17.5 1.44 0.82 Indicated 14.7 1.34 0.63 Inferred 8.4 1.13 0.31

Note 14 (cont'd)

Limo (UXG) (5)	Tonnes (MM*) (100%)	Ag Grade (g/t)	Au Grade (g/t)	Ag (MMoz*) (100%)	Au (MMoz*)(100%)
Measured	5.9		0.89		0.17
Indicated	3.7		0.61		0.07
Inferred	2.2		0.7		0.05

*MM= millions

Los Azules (MAI) (6)	Tonnes (MM)	Cu Grade (%)	Au Grade (g/t)	Ag Grade (g/t)	Cu (B lbs)
Indicated	137	0.73	0.07	1.7	2.2
Inferred	900	0.52	0.07	1.7	10.3

Gold Bar (UXG) (3)	Probable		
	Tonnes (millions)	Grams per tonne	Ounces
Probable Reserves	15.1	1	484,379

The cumulative resource and reserve figures set forth above is comprised of the following: (1) See the San José Information. (2) See the El Gallo Report. (3) See the Gold Bar Report. (4) Tonkin resources information was derived from the report "Technical Report on the Tonkin Project" with an effective date of May 16, 2008 prepared by Alan C. Noble, P.E., Ore Reserves Engineering, Richard Gowans, Micon International and Steven Brown, US Gold Corporation. Mr. Noble and Mr. Gowans are independent of US Gold Corporation and a Qualified Person as defined by NI 43-101. (5) Limo resources information was derived from the report "NI 43-101 Technical Report for the Limousine Butte Project, White Pine County, Nevada" with an effective date of July 1, 2009 prepared by John Welsh, P. Eng., Kim Drossulis, Senior Engineer, Jonathan Brown, M.B.A., C.P.G., Doug Willis, Geologist, Christine Ballard, Project Geotechnical Engineer, Eric Haddox, P. Eng. (the "Limo Report"). Each of the Limo report authors is independent of US Gold Corporation and a Qualified Person as defined by NI 43-101. (6) See the Los Azules Report.

Note 15: Information obtained from public sources.

McEwen Mining 35